UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2026

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

8360 E. Raintree Drive, #230 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Management Buyout Asset Purchase Agreement

On January 15, 2026 (the “Effective Date”), Zoned Properties, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “MBO APA”) by and among the Company, Zoned Arizona Properties, LLC (“Zoned Arizona”), ZP RE AZ Dysart, LLC (“Dysart”), ZP RE Holdings, LLC (“RE Holdings” and collectively with Zoned Arizona and Dysart, the “Real Property Sellers” and, together with the Company, the “Seller Parties” and each, a “Seller Party”), and BPB Partners, LLC (the “Buyer”). Each of the Real Property Sellers is a wholly owned subsidiary of the Company. The Buyer is owned by Bryan McLaren, the Company’s Chairman of the Board, Chief Executive Officer and Chief Financial Officer; Berekk Blackwell, the Company’s President and Chief Operating Officer; and Patrick Moroney.

The Company formed a Special Transactions Committee of the Board of Directors (the “Committee”), consisting of its three independent directors, that has reviewed, negotiated and overseen the MBO APA and the other transaction documents and the transactions contemplated by the MBO APA (the “MBO”). The Committee approved the MBO APA, the other transaction documents and the MBO, prior to its execution. The MBO APA and the other transaction documents and the MBO were also approved by the full Board of Directors prior to its execution.

Pursuant to the terms of the MBO APA, the Seller Parties agreed to sell to the Buyer, and the Buyer agreed to purchase from the Seller Parties, subject to the terms of the MBO APA, all of the Seller Parties’ rights, title and interest in and to the Company’s business, as described in the Company’s filings with the Securities and Exchange Commission (the “Business”), and the assets, properties and rights of the Seller Parties, subject to modification as set forth in the MBO APA, and other than the Excluded Assets (as defined in the MBO APA) (the “Assets”). The Assets include, among other things, (i) the real property located at 410 S. Madison Drive, Tempe, AZ; (ii) the real property located at 13150 W. Bell Road, Surprise, AZ; (iii) the real property located at 3455 S. Ashland Avenue, Chicago, IL; (iv) the Company’s membership interests in RE Holdings, Zoned Properties Brokerage, LLC, ZP Brokerage FL, LLC, ZP Data Platform 2, LLC, ZP Ohio B, LLC, and Zoneomics Green, LLC; (v) all rights under all contracts to which any Seller Party is a party or is bound as of the closing date that is related to the Business; (vi) all intellectual property of the Seller Parties; (vii) all prepaid expenses, security deposits, and certain other operational assets; and (vii) potentially certain additional assets that may be acquired by the Seller Parties prior to the closing of the MBO, as discussed below.

Subject to adjustment as set forth in the MBO APA, the purchase price for the Assets will be $7,000,000, less the Assumed Indebtedness (as defined in the MBO APA) (the “Purchase Price”).

The parties to the MBO APA acknowledged and agreed that between the Effective Date and the date of the closing of the MBO (the “Closing”), the Company or one or more affiliates of the Company may acquire or invest in additional real estate assets (“Additional Assets”). Upon acquisition of or investment in the Additional Assets, (i) such Additional Assets shall be deemed included in the “Assets” for purposes of the MBO APA, (ii) the Purchase Price will be increased by the amount of the cash purchase price paid therefor by the Company or its affiliate, (iii) the Purchase Price will be decreased by the amount of any cash and/or debt instruments issued by the Company or its affiliate to the seller of such Additional Assets (the “Additional Asset Acquisition Indebtedness”), and (iv) such Additional Asset Acquisition Indebtedness will be deemed included in the assumed liabilities pursuant to the MBO APA.

The parties to the MBO APA also acknowledged and agreed that between the Effective Date and the Closing, the Company may sell the real estate assets located at 23622-23634 Woodward Avenue, Pleasant Ridge, MI (the “Pleasant Ridge Assets”) to a third party for a purchase price to be determined. The Pleasant Ridge Assets are not currently included in the “Assets” for purposes of the MBO APA. In the event that the sale of the Pleasant Ridge Assets is not consummated prior to the Closing, then the Pleasant Ridge Assets will be deemed included in the “Assets” and the Purchase Price will be increased by the amount of the appraisal value of the Pleasant Ridge Assets, as determined as set forth in the MBO APA.

The parties to the MBO APA further acknowledged and agreed that between the Effective Date and the Closing, the Company may sell the real estate assets located at 2144 N. Road 1 East, Chino Valley, AZ; 2095 Northern Avenue, Kingman, AZ; and 1732 W. Commerce Point Place, Green Valley, AZ (collectively, the “CKG Properties”) to a third party for a total purchase price of $9,000,000 (the “CKG Purchase Price”), of which $4,000,000 is expected to be paid in cash and $5,000,000 is expected to be paid via a promissory note payable to the Company (the “CKG Note”). In the event that the sale of the CKG Properties is not consummated prior to the Closing, then the CKG Properties will be deemed included in the “Assets” and the Purchase Price will be increased by the amount of the CKG Purchase Price.

If the sale of the CKG Properties is consummated prior to the Closing, then the CKG Properties will not be included in the “Assets,” but the CKG Note will be included in the “Assets” for purposes of the MBO APA, and the Purchase Price will be increased by the principal amount of the CKG Note.

Pursuant to the terms of the MBO APA, the MBO APA may be terminated at any time prior to the Closing by:

(a)	The mutual agreement of the parties, each in their sole discretion;

(b)	The Company or by Buyer if there shall be in effect a final non-appealable order, judgment, injunction or decree entered by or with a governmental entity restraining, enjoining or otherwise prohibiting the consummation of the MBO;

(c)	The Buyer if there shall have been a breach in any material respect of any representation, warranty, covenant or agreement on the part of any Seller Party, which breach has not been cured within 10 days after receipt of notice of such breach by the Company;

(d)	The Company if there shall have been a breach in any material respect of any representation, warranty, covenant or agreement on the part of Buyer, which breach has not been cured within 10 days after receipt of notice of such breach by Buyer;

(e)	Any party in the event that the Closing has not occurred by September 30, 2026, which date may be extended by 90 days as set forth in the MBO APA;

(f)	Written notice by Buyer to the Company, if there shall have been a “Seller Material Adverse Effect” (as defined in the MBO APA) following the Effective Date which is uncured for at least 20 business days after written notice by the Buyer;

(g)	The Buyer, during the 180-day period following the Effective Date, if the Buyer determines that its due diligence review is not satisfactory for any reason in its sole discretion; or

(h)	The Company, in the event it receives a proposal on terms more favorable to the Company’s stockholders than those set forth in the MBO APA, subject to the terms of the MBO APA, prior to the date that is the later of (i) the date on which the Company receives stockholder approval as set forth in the MBO APA, and July 14, 2026 (the date on which the Buyer’s due diligence period expires).

The Closing is subject to certain closing conditions, including, but not limited to, (i) the Company and the Committee having received an opinion as to the fairness of the transactions, from a financial point of view, to the shareholders of the Company, and such opinion remaining valid and in full force and effect as of the closing; (ii) MBO APA and the transactions set forth therein being approved by both (1) the shareholders of the Company holding a majority of the voting power of the Company, as required by Nevada law, and (2) shareholders of the Company holding a majority of the voting power of the Company, but excluding for such purposes any such shareholder, and shares or stock of the Company, held by any persons who own, control or have any interest in the Buyer (i.e., a ‘majority of the minority’ uninterested shareholders); (iii) receipt of any required regulatory approvals; (iv) raising by the Buyer of the capital required, in its sole discretion, to fund the Purchase Price; and (v) other customary closing conditions. The Agreement contains customary representations, warranties and covenants.

If the MBO APA is approved by the Company’s stockholders, as required, the Company expects that the Closing of the MBO will take place by the end of 2026.

The foregoing description of the MBO APA is not a complete description of all of the parties’ rights and obligations thereunder, and is qualified in its entirety by reference to the MBO APA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

McLaren Material Event and Amendment Agreement

In connection with the planned MBO, on the Effective Date, the Company and Mr. McLaren entered into a Material Event and Amendment Agreement (the “McLaren Material Event Agreement”). Pursuant to the terms of the McLaren Material Event Agreement, following the occurrence of the MBO or a change of control or other similar transaction (as such term is defined in the McLaren Material Event Agreement and together with the MBO, a “Material Event”):

(i)

The Employment Agreement, dated as of May 23, 2018, by and between the Company and Mr. McLaren (the “McLaren Employment Agreement”) and the Golden Parachute Agreement, dated as of May 23, 2018, by and between the Company and Mr. McLaren (the “Golden Parachute Agreement”) will be amended to replace the concept of a change in control with the definition of “Material Event” as set forth in the McLaren Material Event Agreement in each instance; and

(ii)	The Golden Parachute Agreement will be amended to provide that the Company will (a) issue to Mr. McLaren 250,000 shares of Company common stock, subject to adjustment as set forth therein, (b) pay Mr. McLaren an amount equal to one year’s base salary, and (c) pay Mr. McLaren an amount equal to 35% of the fair market value of the shares referenced in clause (a) as of the date of the Material Event.

Pursuant to the terms of the McLaren Material Event Agreement, if Mr. McLaren’s engagement by the Company ceases for any reason following the occurrence of a Material Event, and as a condition of Mr. McLaren’s receipt of any payments pursuant to the Golden Parachute Payment, as amended therein and if applicable pursuant to the terms of the Golden Parachute Payment, as amended therein, and effective as of the date of such cessation of engagement, Mr. McLaren and the Company agreed to enter into a severance agreement, in the form attached as Exhibit 1 to the McLaren Material Event Agreement, and Mr. Mclaren will receive the payments as described in (ii) above.

In the event that either (i) a Material Event has not occurred on or before the second annual anniversary of the Effective Date or (ii) Mr. McLaren’s engagement by the Company is terminated for Cause (as defined in the McLaren Employment Agreement), then the McLaren Material Event Agreement will automatically terminate.

The foregoing description of the McLaren Material Event Agreement is not a complete description of all of the parties’ rights and obligations thereunder, and is qualified in its entirety by reference to the McLaren Material Event Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Blackwell Material Event Agreement

In connection with the planned MBO, on the Effective Date, the Company and Mr. Blackwell entered into a Material Event Agreement (the “Blackwell Material Event Agreement”). Pursuant to the terms of the Blackwell Material Event Agreement, in the event of a Material Event, and effective as of the date of the Material Event, Mr. Blackwell and the Company agreed to enter into a severance agreement, in the form attached as Exhibit 1 to the Blackwell Material Event Agreement. Such severance agreement will provide for the payment and issuance to Mr. Blackwell of the following subject to and following the consummation of the Material Event:

(i)	The issuance to Mr. Blackwell of 150,000 shares of Company common stock, subject to adjustment as set forth therein; and

(ii)	The payment to Mr. Blackwell of an amount equal to (a) one year’s base salary, and (b) 35% of the fair market value of the shares referenced in clause (i) above as of the date of the Material Event.

In the event that either (i) a Material Event has not occurred on or before the second annual anniversary of the Effective Date or (ii) Mr. Blackwell’s engagement by the Company is terminated for Cause (as defined in the Blackwell Material Event Agreement), then the Blackwell Material Event Agreement will automatically terminate.

The foregoing description of the Blackwell Material Event Agreement is not a complete description of all of the parties’ rights and obligations thereunder, and is qualified in its entirety by reference to the Blackwell Material Event Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Moroney Material Event Agreement

In connection with the planned MBO, on the Effective Date, the Company and Mr. Moroney entered into a Material Event Agreement (the “Moroney Material Event Agreement”). Pursuant to the terms of the Moroney Material Event Agreement, in the event of a Material Event, and effective as of the date of the Material Event, Mr. Moroney and the Company agreed to enter into a severance agreement, in the form attached as Exhibit 1 to the Moroney Material Event Agreement. Such severance agreement will provide for the payment and issuance to Mr. Moroney of the following subject to and following the consummation of the Material Event:

(i)	The issuance to Mr. Moroney of 150,000 shares of Company common stock, subject to adjustment as set forth therein; and

(ii)	The payment to Mr. Moroney of an amount equal to (a) one year’s base salary, and (b) 35% of the fair market value of the shares referenced in clause (i) above as of the date of the Material Event.

In the event that either (i) a Material Event has not occurred on or before the second annual anniversary of the Effective Date or (ii) Mr. Moroney’s engagement by the Company is terminated for Cause (as defined in the Moroney Material Event Agreement), then the Moroney Material Event Agreement will automatically terminate.

The foregoing description of the Moroney Material Event Agreement is not a complete description of all of the parties’ rights and obligations thereunder, and is qualified in its entirety by reference to the Moroney Material Event Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 20, 2026, the Company issued a press release announcing, among other things, entry into the MBO APA and the planned MBO. As noted in the press release, assuming that the MBO APA is approved by the Company’s stockholders, as required, and the Company can successfully sell and liquidate 100% of the Company’s assets and operations, the Company expects (i) to pay off any remaining debt, settle any remaining accounts and agreements, liquidate the Company’s outstanding preferred shares, and then distribute the net available balance of cash to stockholders as a return of capital through a special dividend, and (ii) to subsequently complete a reverse merger or other transaction involving the public company.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference; provided, however, that the information contained in any website or link is not a part of this Current Report on Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of January 15, 2026, by and among Zoned Properties, Inc., Zoned Arizona Properties, LLC, ZP RE AZ Dysart, LLC, ZP RE Holdings, LLC, and BPB Partners, LLC.
10.2	Material Event and Amendment Agreement, dated as of January 15, 2026, by and between Zoned Properties, Inc. and Bryan McLaren.
10.3	Material Event Agreement, dated as of January 15, 2026, by and between Zoned Properties, Inc. and Berekk Blackwell.
10.4	Material Event Agreement, dated as of January 15, 2026, by and between Zoned Properties, Inc. and Patrick Moroney.
99.1	Press release of the registrant dated January 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: January 20, 2026	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer & Chief Financial Officer